UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2013

HASTINGS ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

TEXAS	000-24381	75-1386375
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3601 Plains Blvd, Amarillo, Texas	79102
(Address of principal executive offices)	(Zip Code)

(806) 351-2300

(Registrant’s telephone number, including area code)

NONE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

HASTINGS ENTERTAINMENT, INC.

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 29, 2013, Hastings Entertainment, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved four proposals. The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 26, 2013. The final voting results with respect to each proposal voted upon at the Annual Meeting are set forth below.

Proposal 1	Election of two directors for terms expiring in 2016.

	For	Withheld	Broker Non-Votes
Ann S. Lieff	5,263,430	67,461	2,314,440
Danny W. Gurr	5,203,249	127,642	2,314,440

Proposal 2	Advisory vote to approve our executive compensation plan.

For	Withheld	Abstain	Broker Non-Votes
5,233,457	94,329	3,105	2,314,440

Proposal 3	Advisory vote to approve the frequency of advisory vote on executive compensation plan.

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
1,143,547	14,440	4,151,689	21,215	2,314,440

Proposal 4	Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2013.

For	Against	Abstain	Broker Non-Votes
7,387,338	254,907	3,086	—

HASTINGS ENTERTAINMENT, INC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2013	Hastings Entertainment, Inc. (Registrant)

	By:	/s/ Dan Crow
Dan Crow Vice President, Chief Financial Officer
(Principal Financial and Accounting Officer)